UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:  (801) 584-5700

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on December 27, 2005 (the “December 27 8-K”) by Huntsman International LLC (the “Company”) to include the historical and pro forma financial information referred to in Item 9.01 below. The information provided below is supplemental to, and does not replace or render ineffective any of the information provided in, the December 27 8-K.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The historical financial statements of Huntsman Advanced Materials Holdings LLC (“AdMat Holdings”) required in connection with the contribution to the Company by Huntsman Corporation of all of the outstanding equity of AdMat Holdings on December 20, 2005 (the “Contribution”) are included in Exhibit 99.1 of this Form 8-K/A.

(b) Pro forma financial information.

The pro forma financial statements required in connection with the Contribution are included in Exhibit 99.2 of this Form 8-K/A.

(c) Exhibits.

4.1**                   Supplemental Indenture dated December 20, 2005 to Indenture dated as of June 30, 1999, as amended, among the Company, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee, relating to the Company’s dollar and euro denominated 10 1/8% senior subordinated notes due 2009.

4.2**                   Supplemental Indenture dated December 20, 2005 to Indenture dated as of March 13, 2001, as amended, among the Company, the guarantors named therein, and The Bank of New York, as trustee, relating to the Company’s euro denominated 10 1/8% senior subordinated notes due 2009.

4.3**                   Supplemental Indenture dated December 20, 2005 to Indenture dated as of March 21, 2002, as amended, among the Company, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee,  relating to the Company’s 9 7/8% senior notes due 2009.

4.4**                   Supplemental Indenture dated December 20, 2005 to Indenture dated as of December 17, 2004, as amended, among the Company, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee, relating to the Company’s dollar denominated 7 3/8% senior subordinated notes due 2015 and euro denominated 7 ½% senior subordinated notes due 2015.

4.5**                   Supplemental Indenture dated December 20, 2005 to Indenture dated September 30, 2003 among the Company (as successor by merger to Huntsman LLC), the guarantors named therein and HSBC Bank USA, National Association, as trustee, relating to the Company’s 11 5/8% senior secured notes due 2010.

4.6**                   Supplemental Indenture dated December 20, 2005 to Indenture dated June 22, 2004, as amended, among the Company (as successor by merger to Huntsman LLC), the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to the 11 1/2% senior notes due 2012 and senior floating rate notes due 2011.

10.1**             Consent and First Amendment to Credit Agreement dated December 20, 2005 among the Company, Deutsche Bank AG New York Branch as Administrative Agent and the other financial institutions named therein.

10.2**             Collateral Security Agreement Supplement No. 1 dated December 20, 2005 among the Company, Deutsche Bank AG New York Branch, Admat Holdings, Admat and Huntsman Advanced Materials Americas, Inc.

99.1*       Historical Financial Statements of AdMat Holdings

99.2*       Pro forma Financial Statements

*      Filed herewith

**   Filed previously

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL LLC

Date: March 2, 2006	By:	/s/ Sean Douglas
	Name:	Sean Douglas

	Title:	Vice President and Treasurer